Prospectus Supplement

John Hancock Funds II

Absolute Return Currency Fund (the fund)

Supplement dated July 8, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

Effective July 15, 2022 (the Effective Date), Dori Levanoni will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Levanoni will be removed from the Prospectus.

As of the Effective Date, Jeppe Ladekarl will continue to serve as portfolio manager and be primarily responsible for the day-to-day management of the fund.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II

Absolute Return Currency Fund (the fund)

Supplement dated July 8, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective July 15, 2022 (the Effective Date), Dori Levanoni will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Levanoni will be removed from the SAI.

As of the Effective Date, Jeppe Ladekarl will continue to serve as portfolio manager and be primarily responsible for the day-to-day management of the fund.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.